SUP-0148-0522

SANFORD C. BERNSTEIN FUND, INC.

-AB Short Duration Portfolio

(the “Portfolio”)

Supplement dated May 26, 2022 to the Prospectus of the Portfolio, as supplemented to date.

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The Portfolio’s Prospectus is amended as follows:

The section entitled “Investing in the Portfolios — How to Buy Shares — Class A and Class C Shares — Shares Available to Retail Investors — Purchase Minimums and Maximums” is deleted in its entirety and replaced with the following:

Purchase Minimums and Maximums

Minimums:*

—Initial:	$2,500
—Subsequent:	$50

*

Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program or “Mutual Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with a Portfolio.

Maximum Individual Purchase Amount:

—Class A shares	None
—Class C shares	$1,000,000	*

*	The maximum individual purchase amount for Class C shares of the Fixed-Income Municipal Portfolios, and effective March 7, 2022 of the AB Short Duration Portfolio, is $500,000.

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This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0148-0522